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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2005

                          Jos. A. Bank Clothiers, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                0-23874                36-3189198
   (State or other jurisdiction    (Commission             (IRS Employer
         of incorporation)         File Number)         Identification No.)



                  500 Hanover Pike                              21074
                 Hampstead, Maryland
      (Address of principal executive offices)               (Zip Code)




        Registrant's telephone number, including area code (410) 239-2700
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     On February 7, 2005, in a letter to the Center for Public Company Audit Firms-American Institute of Certified Public Accountants (the "SEC Letter"), the Chief Accountant of the Securities and Exchange Commission (the "SEC") expressed the views of the SEC staff concerning certain operating lease accounting issues and their application under generally accepted accounting principles. Specifically, the SEC Letter addressed the appropriate accounting for: (1) the amortization of leasehold improvements by a lessee in an operating lease with lease renewals, (2) the pattern of recognition of rent when the lease term in an operating lease contains a period where there are free or reduced rents (commonly referred to as "rent holidays"), and (3) incentives related to leasehold improvements provided by a landlord/lessor to a tenant/lessee in an operating lease. Like many other companies in the retail industry, Jos. A. Bank Clothiers, Inc. (the "Company") has re-evaluated its lease accounting practices in light of the SEC Letter.

     Amortization of Leasehold Improvements- In order to comply with the accounting standards regarding amortization of leasehold improvements discussed in the SEC Letter, the Company revised the straight-line rent schedules for thirteen of its stores to achieve consistency with the corresponding leasehold amortization schedules. The resulting change to rent expense was immaterial.

     Rent Holidays- In the SEC Letter, the SEC staff reiterated the long-existing accounting standard that "rent holidays in an operating lease should be recognized by the lessee on a straight-line basis over the lease term
(including any rent holiday period) ...." The Company has always followed, and will continue to follow, this standard. The question arises, however, of when the rent expense schedule should begin. In prior periods, the Company had generally recognized the straight line expense for a lease beginning on the date the store opened, which was generally the date the lease term commenced in accordance with the lease. The period during which the store was being constructed was excluded from the straight-line rent schedule because the construction period was not considered to be part of the lease term in accordance with the lease. Recent discussions within the accounting profession and by the Company with KPMG LLP ("KPMG") and Deloitte & Touche LLP ("Deloitte") have clarified that rent expense should begin on the date the Company has the right to control the use of the leased property. Based on such discussions and the SEC Letter, the Company has concluded that the construction period should be included in the straight-line rent schedule.

     As a result of the change of its rent schedules, the Company estimates that earnings for fiscal year 2002 will be reduced by approximately $.00-$.02 per share and for fiscal year 2003 will be reduced by approximately $.02-$.04 per share. The foregoing changes are inclusive of the immaterial changes resulting from the modification of the rent schedules to achieve consistency with the corresponding leasehold amortization schedules, as set forth above.

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     Landlord/Tenant Incentives- Leasehold improvement incentives provided by a landlord to the Company were previously recorded by the Company as a reduction of the property, plant and equipment account on its balance sheet and amortized as a reduction to depreciation expense in its income statement. However, the SEC Letter states that such incentives should be "recorded as deferred rent and amortized as reductions to lease expense." As a result, the Company's property, plant and equipment asset account and deferred rent liability account as of February 1, 2003 (fiscal year 2002) and January 31, 2004 (fiscal year 2003) will increase by equal amounts. These changes will be reflected in the appropriate sections of a restatement of the Company's financial statements for fiscal year 2003. The changes will also:

          o    Increase depreciation expense and decrease lease expense;

          o    Have no impact upon reported cash and debt balances;

          o Have no impact on the classification of expenses within the statements of income, as store lease expense and depreciation expense are both recorded in sales and marketing expenses; and

          o Have no impact on future cash payments for rent or property, plant and equipment.

     The Audit Committee of the Board of Directors of the Company (the "Audit Committee") has discussed the SEC Letter and management's conclusion that changes in the Company's lease accounting practices are necessary.

     As a result of the foregoing, on February 25, 2005, the Audit Committee concluded that the financial statements included in the Company's Annual Report on Form 10-K for fiscal years 2002 and 2003, as well as those in the Company's Quarterly Reports on Form 10-Q for the quarters ended May 1, 2004, July 31, 2004 and October 30, 2004, should no longer be relied upon.

     The Company has discussed its lease accounting practices and conclusions with (a) KPMG, who was previously engaged as the independent registered public accountant to audit the Company's fiscal year 2002 and fiscal year 2003 financial statements, and (b) Deloitte, who is currently engaged as the independent registered public accountant to audit the Company's fiscal year 2004 financial statements.

     Fiscal Year 2004 Earnings Guidance- The Company posted a 24.3% sales increase in the year ended January 29, 2005 (fiscal year 2004) and on February 3, 2005, announced that earnings for fiscal year 2004 would increase to at least $1.71 per share. The SEC Letter was issued subsequent to that announcement. The Company estimates that the impact of the lease accounting changes on fiscal year 2004 earnings will be approximately $.02-$.04 per share. As a result of this impact and the preliminary results of its year-end financial statement closing process, the Company expects the fiscal year 2004 earnings to be in the range of $1.69 to $1.71 per share.

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     General- The Company's statements concerning future operations contained herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those forecast due to a variety of factors outside of the Company's control that can affect the Company's operating results, liquidity and financial condition such as risks associated with economic, weather, public health and other factors affecting consumer spending, the ability of the Company to finance its expansion plans, the mix and pricing of goods sold, the market price of key raw materials such as wool and cotton, availability of lease sites for new stores, the ability to source product from its global supplier base and other competitive factors. These cautionary statements qualify all of the forward-looking statements the Company makes herein. The Company cannot assure you that the results or developments anticipated by the Company will be realized or, even if substantially realized, that those results or developments will result in the expected consequences for the Company or affect the Company, its business or its operations in the way the Company expects. The Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates, and assumes no obligation to update any of the forward-looking statements. These risks should be carefully reviewed before making any investment decision.

     Any results of operations and financial condition contained herein, including the foregoing fiscal year 2004 earnings guidance, are being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

     The correction of the Company's lease accounting practices discussed above is immaterial to periods prior to fiscal year 2002 and will be reflected in the opening stockholders' equity balance as of the beginning of fiscal year 2002.

     All estimates contained in this Form 8-K are subject to change as the Company completes the preparation of its restated financial statements and its fiscal year 2004 financial statements.

     All earnings per share amounts reflect diluted earnings per share and reflect the impact of two stock dividends distributed in fiscal year 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             JOS. A. BANK CLOTHIERS, INC.
                                             Registrant)

Date: February 25, 2005
                                            By: /s/David E. Ullman
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                                                   David E. Ullman,
                                                   Executive Vice President-
                                                   Chief Financial Officer



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